EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-QSB for the Quarter Ended March 31, 2008 (the "Report") by CNS Response, Inc. ("Registrant"), each of the undersigned hereby certifies that:

1. to the best of our knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. to the best of our knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date:  May 15, 2008             /s/ Leonard J. Brandt
                                -----------------------------------
                                Leonard J. Brandt
                                Chief Executive Officer


Date:  May 15, 2008             /s/ Horace Hertz
                                -----------------------------------
                                Horace Hertz
                                Chief Financial Officer